UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):March 14, 2016

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On March 14, 2016, The Cooper Companies, Inc. (“Cooper”) held its Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in Cooper’s definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on January 29, 2016. Each of the proposals was approved by the stockholders as set forth below.

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of Cooper until the 2017 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
A. Thomas Bender (Chairman)	38,231,435	4,622,845	137,683	1,443,778
Michael H. Kalkstein	37,984,104	4,999,505	8,354	1,443,778
Jody S. Lindell	38,340,280	4,645,661	6,028	1,443,772
Gary S. Petersmeyer	38,382,919	4,602,088	6,955	1,443,779
Allan E. Rubenstein, M.D. (Vice-Chairman and Lead Director)	36,604,268	6,378,722	8,972	1,443,779
Robert S. Weiss	38,438,648	4,544,690	8,625	1,443,778
Stanley Zinberg, M.D.	37,963,999	5,019,996	7,968	1,443,778

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP to serve as Cooper’s independent registered public accounting firm for the fiscal year ending October 31, 2016 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
44,163,450	267,726	4,565	—

Proposal 3 – Approval of the Amendment and Restatement of the 2007 Long-Term Incentive Plan

The amendment and restatement of the 2007 Long-Term Incentive Plan to add 1,700,000 shares to the total shares reserved for grant was adopted. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
40,494,168	2,486,102	11,691	1,443,780

Proposal 4 – Advisory Vote on Executive Compensation

The stockholders adopted, on an advisory basis, a resolution approving the compensation of Cooper’s Named Executive Officers as presented in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
37,459,783	5,415,182	116,997	1,443,779

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 14, 2016 regarding the Cooper Annual Meeting of Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Carol R. Kaufman
Carol R. Kaufman
Executive Vice President, Secretary, Chief Administrative Officer & Chief Governance Officer

Dated: March 16, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 14, 2016 regarding the Cooper Annual Meeting of Stockholders